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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2000
                                                         ----------------

                           Aerial Communications, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                   0-28262                  39-1706857
-------------                 -------                  -----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)              Identification No.)
incorporation)




   8410 West Bryn Mawr, Suite 1100, Chicago, Illinois              60631
-------------------------------------------------------           -------
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (773) 399-4200


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.
          ------------

     On January 27, 2000, Aerial Communications, Inc. ("Aerial") announced its fourth quarter 1999 and full year 1999 financial results.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by Aerial relating to such announcement as an exhibit.


Item 7.  Financial Statements and Exhibits
         ---------------------------------
( c)     Exhibits
         --------
         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    January  28, 2000          AERIAL COMMUNICATIONS, INC.
                                    (Registrant)





                                   By: /s/ J. Clarke  Smith
                                   -------------------------
                                   J. Clarke Smith
                                   Vice President - Finance and Administration,
                                   Chief Financial Officer and Treasurer












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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------
         99.1                       Aerial news release dated January 27, 2000.




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